EX-99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs ETF Trust of our reports dated October 27, 2025, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended August 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

Boston, Massachusetts

December 18, 2025

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
www.pwc.com	+1 (617) 530 5000

Appendix A

Fund Book	Fund	Period
Equity ETFs	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	September 1, 2024 – August 31, 2025
Equity ETFs	Goldman Sachs Hedge Industry VIP ETF	September 1, 2024 – August 31, 2025
Equity ETFs	Goldman Sachs India Equity ETF	April 1, 2025 – August 31, 2025
Equity ETFs	Goldman Sachs Innovate Equity ETF	September 1, 2024 – August 31, 2025
Equity ETFs	Goldman Sachs JUST U.S. Large Cap Equity ETF	September 1, 2024 – August 31, 2025
Equity ETFs	Goldman Sachs Small Cap Equity ETF	September 1, 2024 – August 31, 2025
MarketBeta Equity ETFs	Goldman Sachs MarketBeta Russell 1000 Growth Equity ETF	September 1, 2024 – August 31, 2025
MarketBeta Equity ETFs	Goldman Sachs MarketBeta Russell 1000 Value Equity ETF	September 1, 2024 – August 31, 2025
MarketBeta Equity ETFs	Goldman Sachs MarketBeta Emerging Markets Equity ETF	September 1, 2024 – August 31, 2025
MarketBeta Equity ETFs	Goldman Sachs MarketBeta International Equity ETF	September 1, 2024 – August 31, 2025
MarketBeta Equity ETFs	Goldman Sachs MarketBeta U.S. Equity ETF	September 1, 2024 – August 31, 2025
U.S. Large Cap Buffer ETFs	Goldman Sachs U.S. Large Cap Buffer 1 ETF	December 30, 2024 – August 31, 2025
U.S. Large Cap Buffer ETFs	Goldman Sachs U.S. Large Cap Buffer 2 ETF	January 30, 2025 – August 31, 2025
U.S. Large Cap Buffer ETFs	Goldman Sachs U.S. Large Cap Buffer 3 ETF	February 27, 2025 – August 31, 2025
Future Thematic Equity ETFs	Goldman Sachs Future Health Care Equity ETF	September 1, 2024 – August 31, 2025
Future Thematic Equity ETFs	Goldman Sachs Future Tech Leaders Equity ETF	September 1, 2024 – August 31, 2025
Municipal Income ETFs	Goldman Sachs Dynamic California Municipal Income ETF	September 1, 2024 – August 31, 2025
Municipal Income ETFs	Goldman Sachs Dynamic New York Municipal Income ETF	September 1, 2024 – August 31, 2025
Municipal Income ETFs	Goldman Sachs Municipal Income ETF	September 1, 2024 – August 31, 2025
Municipal Income ETFs	Goldman Sachs Ultra Short Municipal Income ETF	September 1, 2024 – August 31, 2025

Access Fixed Income ETFs	Goldman Sachs Access Emerging Markets USD Bond ETF	September 1, 2024 – August 31, 2025
Access Fixed Income ETFs	Goldman Sachs Access High Yield Corporate Bond ETF	September 1, 2024 – August 31, 2025
Access Fixed Income ETFs	Goldman Sachs Access Inflation Protected USD Bond ETF	September 1, 2024 – August 31, 2025
Access Fixed Income ETFs	Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	September 1, 2024 – August 31, 2025
Access Fixed Income ETFs	Goldman Sachs Access Investment Grade Corporate Bond ETF	September 1, 2024 – August 31, 2025
Access Fixed Income ETFs	Goldman Sachs Access Municipal Bond ETF	September 1, 2024 – August 31, 2025
Access Fixed Income ETFs	Goldman Sachs Access Treasury 0-1 Year ETF	September 1, 2024 – August 31, 2025
Access Fixed Income ETFs	Goldman Sachs Access U.S. Aggregate Bond ETF	September 1, 2024 – August 31, 2025
Access Fixed Income ETFs	Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	September 1, 2024 – August 31, 2025
Active Fixed Income ETFs	Goldman Sachs Core Bond ETF	June 24, 2025 – August 31, 2025
Active Fixed Income ETFs	Goldman Sachs Corporate Bond ETF	June 24, 2025 – August 31, 2025
Active Fixed Income ETFs	Goldman Sachs Ultra Short Bond ETF	September 1, 2024 – August 31, 2025
ActiveBeta ETFs	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	September 1, 2024 – August 31, 2025
ActiveBeta ETFs	Goldman Sachs ActiveBeta Europe Equity ETF	September 1, 2024 – August 31, 2025
ActiveBeta ETFs	Goldman Sachs ActiveBeta International Equity ETF	September 1, 2024 – August 31, 2025
ActiveBeta ETFs	Goldman Sachs ActiveBeta Japan Equity ETF	September 1, 2024 – August 31, 2025
ActiveBeta ETFs	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	September 1, 2024 – August 31, 2025
ActiveBeta ETFs	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	September 1, 2024 – August 31, 2025
ActiveBeta ETFs	Goldman Sachs ActiveBeta World Low Vol Plus Equity ETF	September 1, 2024 – August 31, 2025
Fundamental Equity Value ETFs	Goldman Sachs Enhanced U.S. Equity ETF	September 1, 2024 – August 31, 2025
Fundamental Equity Value ETFs	Goldman Sachs Growth Opportunities ETF	September 1, 2024 – August 31, 2025
Fundamental Equity Value ETFs	Goldman Sachs Technology Opportunities ETF	September 1, 2024 – August 31, 2025
Fundamental Equity Value ETFs	Goldman Sachs Value Opportunities ETF	September 1, 2024 – August 31, 2025

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